UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): November 6, 2006


                          ICON LEASING FUND ELEVEN, LLC
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               (Exact Name of Registrant as Specified in Charter)


             Delaware                000-51916                20-1979428
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    (State of Incorporation)       (Commission File          (IRS Employer
                                    Number)                  Identification No.)

                           100 Fifth Avenue, 4th Floor
                            New York, New York 10011
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               (Address of principal executive offices) (Zip Code)


                                 (212) 418-4700
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     (b) On November 6, 2006, Paul B. Weiss and the ultimate parent (the "Parent Company") of ICON Capital Corp., the manager of the Registrant (the "Manager"), reached an agreement in principle whereby Mr. Weiss will sell his stockholder interest in the Parent Company to the Parent Company (the "Transaction"). In connection with the Transaction, Mr. Weiss will resign as President of the Manager effective as of the date of the consummation of the Transaction, but will continue to serve as a director of the Manager through the end of the Registrant's current offering of Shares.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  ICON LEASING FUND ELEVEN, LLC
                                                  By:   ICON CAPITAL CORP.,
                                                        its Manager


Dated:  November 7, 2006                        By: /s/ Thomas W. Martin
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                                                    Thomas W. Martin
                                                    Chief Operating Officer